UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

ANSYS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 ANSYS Drive, Canonsburg, PA	15317
(Address of principal executive offices)	(Zip Code)

(844) 462-6797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Chief Financial Officer

On February 15, 2024, ANSYS, Inc.’s (the “Company”) Board of Directors (the “Board”) appointed Rachel Pyles as Chief Financial Officer and Senior Vice President of Finance of the Company, effective as of February 22, 2024 (the “Transition Date”).

Ms. Pyles, age 40, joined the Company in April 2023 as Vice President, Strategic Finance. She previously served as Senior Vice President, Finance, at financial technology solutions provider Fidelity National Information Services, Inc. (“FIS”), from July 2019 to April 2023, where she led the finance team for the merchant solutions segment. Ms. Pyles joined FIS through its acquisition of payment processing provider Worldpay, Inc. in July 2019. While at Worldpay and its predecessors, Ms. Pyles held various leadership positions in corporate finance, finance transformation, and financial planning and analytics since its spin-off from Fifth Third Bancorp in 2009. Ms. Pyles holds a B.S. in Business Administration with concentrations in Finance and Investment Management from Duquesne University.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Pyles and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Ms. Pyles and any other person pursuant to which Ms. Pyles was appointed. Ms. Pyles does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with her appointment as Chief Financial Officer and Senior Vice President of Finance of the Company, and effective as of the Transition Date, Ms. Pyles will be entitled to: (i) an annual base salary of $400,000; (ii) a target short-term incentive compensation opportunity of 75% of her base salary; (iii) receive regular cycle equity awards at the time such awards are granted to other executive officers of the Company; and (iv) participation in other programs and arrangements of similarly situated employees, including being added as a participant in the Company’s Tier Two executive severance plan as a “Covered Executive” therein. As part of the 2024 regular cycle equity awards, effective on March 1, 2024 (the “Grant Date”), Ms. Pyles will receive an equity grant of $4,000,000 in the form of time-based restricted stock units (“RSUs”), which RSUs will vest one third upon the first anniversary of the Grant Date and the remaining two thirds in eight equal installments on a quarterly schedule, with the final vesting to occur upon the third anniversary of the Grant Date, subject to Ms. Pyles’ continued employment with the Company and the terms and conditions of the Company’s equity plan and related award agreement.

As previously disclosed, on November 29, 2023, Nicole Anasenes notified the Company that, after three years as the Company’s Chief Financial Officer and Senior Vice President of Finance, she intended to resign. On February 15, 2024, the Company and Ms. Anasenes entered into a Transition Agreement (the “Transition Agreement”). Pursuant to the Transition Agreement, Ms. Anasenes will resign as Chief Financial Officer and Senior Vice President of Finance effective as of the Transition Date and will remain an employee of the Company until June 7, 2024, following which she will transition to providing consulting services to the Company until August 8, 2024 pursuant to a consulting agreement. The Transition Agreement will be disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

New Chief Accounting Officer

On February 15, 2024, the Board appointed Jennifer Gerchow as Chief Accounting Officer of the Company, effective as of the Transition Date. In her role as Chief Accounting Officer, Ms. Gerchow will be the Company’s principal accounting officer within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934 (the “Exchange Act”).

Ms. Gerchow, age 45, joined the Company in 2003 and over the past twenty years has held roles of increasing responsibility within Finance, most recently serving as Vice President, Global Accounting and Reporting. Prior to joining the Company, Ms. Gerchow held assurance positions at PricewaterhouseCoopers, from January 2001 to October 2003. Ms. Gerchow holds a B.S. in Business Administration in Accounting and in Finance from The Ohio State University and is a Certified Public Accountant.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Gerchow and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Ms. Gerchow and any other person pursuant to which Ms. Gerchow was appointed. Ms. Gerchow does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

On February 20, 2024, the Company issued a press release announcing Ms. Pyles’ appointment as the Company’s Chief Financial Officer and Senior Vice President of Finance. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information in this item is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated February 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: February 20, 2024	By:	/s/ Janet Lee
Janet Lee
Senior Vice President, General Counsel and Secretary